Exhibit 99.2

                                Stock Option Agreement

                             FORM OF STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT (this "Option Agreement") dated as of April 2, 1996, between HOME FEDERAL CORPORATION ("Home Corporation"), a Maryland corporation, and F&M BANCORP ("F&M Bancorp"), a Maryland corporation, recites and provides:

     A. The Board of Directors of Home Corporation and F&M Bancorp have approved a Plan and Agreement to Merge dated April 2, 1996 (the "Plan") providing for the merger (the "Merger") of Home Corporation with and into F&M Bancorp.

     B. As a condition to and as consideration for F&M Bancorp's entry into the Plan and to induce such entry, Home Corporation has agreed to grant to F&M Bancorp the option set forth herein to purchase authorized but unissued shares of Home Corporation Common Stock.

     NOW, THEREFORE, the parties agree as follows:

     1.     Definitions.

     Capitalized terms defined in the Plan and used herein shall have the same meanings as in the Plan.

     2.     Grant of Option.

     Subject to the terms and conditions set forth herein, Home Corporation hereby grants to F&M Bancorp an option (the "Option") to purchase up to 501,282 shares of Home Corporation Common Stock at an exercise price of $8.25 per share payable in cash as provided in Section 4; provided, however, that in the event Home Corporation issues or agrees to issue any shares of Home Corporation Common Stock (other than as permitted under the Plan) at a price less than $8.25 per share (as adjusted pursuant to Section 6), the exercise price shall be such lesser price.

     3.     Exercise of Option.

          (a) Unless F&M Bancorp shall have breached in any material respect any covenant or representation contained in the Plan and such breach has not been cured, F&M Bancorp may exercise the Option, in whole or part, at any time or from time to time if a Purchase Event (as defined below) shall have occurred and be continuing; provided that to the extent the Option shall not have been exercised, it shall terminate and be of no further force and effect upon the earliest to occur of (i) the Effective Date of the Merger, or (ii) the termination of the Plan in accordance with the provisions thereof prior to the occurrence of a Purchase Event (other than as a result of a willful breach by Home Corporation of any Specified Covenant or as a result of failure of Home Corporation's stockholders to approve the Plan by the vote required under applicable law or under Home Corporation's Charter), or (iii) 12 months after termination of the Plan due to a willful breach by Home Corporation of any Specified Covenant or failure of Home Corporation's stockholders to approve the Plan by the vote required under applicable law or under Home Corporation's Charter; provided, however, that any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law, including, without limitation, the Bank Holding Company Act of 1956, as amended. Any exercise of the Option shall be subject to compliance with applicable provisions of law.

          (b) As used herein, a "Purchase Event" shall mean any of the following events or transactions occurring after the date hereof:

                    (i) Home Corporation or Home Federal Savings Bank ("Home Bank"), without having received F&M Bancorp's prior written consent, shall have entered into an agreement with any person (x) to merge or consolidate, or enter into any similar transaction, except as contemplated in the Plan,
     (y) to purchase, lease or otherwise acquire all or substantially all of the assets of Home Corporation or Home Bank, or (z) to purchase or otherwise acquire (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 15% or more of the voting power of Home Corporation or Home Bank;

               (ii) any person (other than Home Corporation or Home Bank in a fiduciary capacity, or F&M Bancorp or Farmers and Mechanics National Bank in a fiduciary capacity) shall have acquired beneficial ownership or the right to acquire beneficial ownership of 15% or more of the outstanding shares of Home Corporation Common Stock after the date hereof (the term "beneficial ownership" for purposes of this Option Agreement having the meaning assigned thereto in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the regulations promulgated thereunder);

                    (iii) any person shall have made a bona fide proposal to Home Corporation by public announcement or written communication that is or becomes the subject of public disclosure to acquire Home Corporation or Home Bank by merger, consolidation, purchase of all or substantially all of its assets or any other similar transaction, and following such bona fide proposal the stockholders of Home Corporation vote not to adopt the Plan; or

                    (iv) Home Corporation shall have willfully breached any Specified Covenant following a bona fide proposal to Home Corporation or Home Bank to acquire Home Corporation or Home Bank by merger, consolidation, purchase of all or substantially all of its assets or any other similar transaction, which breach would entitle F&M Bancorp to terminate the Plan (without regard to the cure periods provided for therein) and such breach shall not have been cured prior to the Notice Date (as defined below).

                    If more than one of the transactions giving rise to a Purchase Event under this Section 3(b) is undertaken or effected, then all such transactions shall give rise only to one Purchase Event, which Purchase Event shall be deemed continuing for all purposes hereunder until all such transactions are abandoned. As used in this Option Agreement, "person" shall have the meanings specified in Sections 3(a)(9) and 13(d)(3)
      of the Exchange Act.

          (c) In the event F&M Bancorp wishes to exercise the Option, it shall send to Home Corporation a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise, and (ii) a place and date not earlier than three business days nor later than 60 business days after the Notice Date for the closing of such purchase ("Closing Date"); provided that if prior notification to or approval of any federal or state regulatory agency is required in connection with such purchase, F&M Bancorp shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification period has expired or been terminated or such approval has been obtained and any requisite waiting period shall have passed.

           (d) As used herein, "Specified Covenant" means any covenant made by Home Corporation or Home Bank and contained in Section 5 of the Plan.

     4.     Payment and Delivery of Certificates.

          (a) At the closing referred to in Section 3, F&M Bancorp shall pay to Home Corporation the aggregate purchase price for the shares of Home Corporation Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by Home Corporation.

          (b) At such closing, simultaneously with the delivery of funds as provided in subsection (a), Home Corporation shall deliver to F&M Bancorp a certificate or certificates representing the number of shares of Home Corporation Common Stock purchased by F&M Bancorp, and F&M Bancorp shall deliver to Home Corporation a letter agreeing that F&M Bancorp will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Option Agreement.

          (c) Certificates for Home Corporation Common Stock delivered at a closing hereunder shall be endorsed with a restrictive legend which shall read substantially as follows:

"THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN PROVISIONS OF A STOCK OPTION AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND HOME DERAL CORPORATION AND TO RESALE RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF HOME FEDERAL CORPORATION. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY HOME FEDERAL CORPORATION OF A WRITTEN and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if F&M Bancorp shall have delivered to Home Corporation a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance satisfactory to Home Corporation, to the effect that such legend is not required for purposes of the Securities Act of 1933, as amended (the "Securities Act").

     5.     Representations.

     Home Corporation represents, warrants and covenants to F&M Bancorp as follows:

          (a) Home Corporation shall at all times maintain sufficient authorized but unissued shares of Home Corporation Common Stock so that the Option may be exercised without authorization of additional shares of Home Corporation Common Stock.

          (b) The shares to be issued upon due exercise, in whole or in part, of the Option, when paid for as provided herein, will be duly authorized, validly issued, fully paid and nonassessable.

     6.     Adjustment Upon Changes in Capitalization.

     In the event of any change in Home Corporation Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, exchanges of shares or the like, the type and number of shares subject to the Option, and the purchase price per share, as the case may be, shall be adjusted appropriately. In the event that any additional shares of Home Corporation Common Stock are issued or otherwise become outstanding after the date of this Option Agreement (other than pursuant to this Option Agreement), the number of shares of Home Corporation Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals 19.9% of the number of shares of Home Corporation Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this
Section 6 shall be deemed to authorize Home Corporation to breach any provision of the Plan.

     7.     Registration Rights.

     If requested by F&M Bancorp, Home Corporation shall as expeditiously as possible file a registration statement on a form of general use under the Securities Act if necessary in order to permit the sale or other disposition of the shares of Home Corporation Common Stock that have been acquired upon exercise of the Option in accordance with the intended method of sale or other disposition requested by F&M Bancorp. F&M Bancorp shall provide all information reasonably requested by Home Corporation for inclusion in any registration statement to be filed hereunder. Home Corporation will use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 270 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sales or other dispositions. Only one registration may be effected under this Section 7 at Home Corporation's expense, and which shall not include underwriting commissions and the fees and disbursements of F&M Bancorp's counsel attributable to the registration of such Home Corporation Common Stock. The filing of any registration statement hereunder may be delayed for such period of time as may reasonably be required to facilitate any public distribution by Home Corporation of Home Corporation Common Stock. If requested by F&M Bancorp, in connection with any such registration, Home Corporation will become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements. Upon receiving any request from F&M Bancorp or assignee thereof under this Section 7, Home Corporation agrees to send a copy thereof to F&M Bancorp and to any assignee thereof known to Home Corporation, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies.

     8.     Severability.

     If any term, provision, covenant or restriction contained in this Option Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Option Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Option will not permit the holder to acquire the full number of shares of Home Corporation Common Stock provided in Section 2 (as adjusted pursuant to Section 6), it is the express intention of Home
Corporation to allow the holder to acquire such lesser number of shares as may be permissible, without any amendment or modification hereof.

     9.     Miscellaneous.

          (a)     Expenses.     Except as otherwise provided herein, each of the
parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

          (b)     Entire Agreement.     Except as otherwise expressly provided
herein, this Option Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Option Agreement, except as expressly provided herein.

          (c)     Assignment.    Neither of the parties hereto may assign any of
its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that in the event a Purchase Event shall have occurred and be continuing F&M Bancorp may assign in whole or in part its rights and obligations hereunder; provided, however, that to the extent required by applicable regulatory authorities, F&M Bancorp may not assign its rights under the Option except in (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of 2% of the voting shares of Home Corporation, (iii) an assignment to a single party (e.g., a broker or investment banker) for the purpose of conducting a widely dispersedpublic distribution on F&M Bancorp's behalf, or (iv) any other manner approved by applicable regulatory authorities.

     (d)     Notices.     All notices or other communications which are required
or permitted hereunder shall be in writing and sufficient if delivered in the manner and to the address provided for in or pursuant to Section 15 of the Plan.

     (e)     Counterparts.   This Option Agreement may be executed in any number
of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     (f)     Specific Performance.    The parties agree that damages would be an
inadequate remedy for a breach of the provisions of this Option Agreement by either party hereto and that this Option Agreement may be enforced by either party hereto through injunctive or other equitable relief.

     (g)     Governing Law.     This Option Agreement shall be governed by and
construed in accordance with the laws of the State of Maryland applicable to agreements made and entirely to be performed within such state and such federal laws as may be applicable.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement as of the day and year first written above.

                              HOME FEDERAL CORPORATION


                         By:     /s/ Richard W. Phoebus, Sr.
                              Richard W. Phoebus, Sr.
                              President and Chief Executive Officer


                              F&M BANCORP


                         By:     /s/ Charles W. Hoff, III
                              Charles W. Hoff, III
                              Chairman of the Board and Chief Executive Officer